                                                                   EXHIBIT 10.38
                                                                     TRANSLATION

            Sichuan Xinguang Silicon Science and Technology Co., Ltd.

               Domestic Sales Contract of Polycrystalline Silicon

Buyer (hereinafter referred to as Party A):
Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Address: 3055 Fuxingzhong Road, Baoding, Hebei
Post code: 071000
Telephone No.: 0312-8929874/8929866
Fax: 0312-8929800

Seller (hereinafter referred to as Party B):
Sichuan Xinguang Silicon Science and Technology Co., Ltd.
Address: 2 Legao Avenue, High & New Technology Development Zone, Leshan Municipal, Sichuan
Post code: 614000
Telephone No.: 0833-2595387
Fax: 0833-2596408

This agreement is entered into by and between Party A and Party B, through friendly negotiation in accordance with Contract Law of the People's Republic of China, as well as other applicable laws and regulations.

I. Party A agrees to purchase and Party B agrees to sell the polycrystalline silicon products manufactured by Party B. Details are as follows:



Product Description      Trademark  Specification    Unit  Quantity        Unit Price  Total Price
-------------------      ---------  -------------    ----  --------        ----------  -----------
Polycrystalline silicon             Block, 10kg/bag  kg    1,000,000 Tons  [-]*        [-]*

Product parameters       Donor impurity less than or equal to 4.5ppba; acceptor impurity less than or equal to 5.0ppba; specification: block, 0-15mm max 5%, 15-200mm max 95%.
                         the total products include non-washing free silicon materials of 30%

Total price              [-]*

Notes                    The total price of this contract includes value-added tax at 17%

II.   Conditions for payment; conditions and date for delivery

----------

* INFORMATION INTENTIONALLY OMITTED; CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SUCH INFORMATION, AND SUCH INFORMATION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            1. Party A shall prepay 5% of total price of this contract, namely [-]*, to Party B within 15 working days of the execution date.

            2. Party A shall pay 5% of the total price of this contract, namely [-]* to Party B prior to December 31, 2007.

            3. Party B shall deliver products to Party A batch by batch according to its production status. Party B shall deduct the products price for each batch from the received prepayment, and should also notify Party A in advance for supplemental payment in the event the prepayment is not adequate. Party B shall continue to deliver products upon receipt of the supplemental payment from Party A. The specific quantity and date of each delivery shall be solely decided by Party B, provided the monthly delivery shall be no less than 30 ton. This contract shall be completely closed within 2008.

            4. The product price of this contract shall remain fixed, if the market price at consignment fluctuates within the scope from-5% to +5% to [-]*/kg; While the product price shall be determined through further negotiation, in the event the market price goes beyond the same scope.

            5. This contract shall be suspended in the event any party put forward a writing proposal for adjustment, and will be resumed after the mutual consent is achieved through negotiation.

III.  Transportation, packaging and the location for delivery

            1. Party B shall be responsible for transporting products to the location stipulated herein at its own freight and insurance.

            2. Packaging criteria: to be determined by Party B, as well as satisfying the requirements herein for products.

            3. Location for delivery: plant area of Baoding Tianwei Yingli New Energy Resources Co., Ltd.

            4. Manner for delivery: Party B shall notify Party A for the consignment date and the prospective date of arrival at the stipulated location by 1-working-day prior notice. Party A and Party B or the entrusted transportation agent of Party B shall together complete the acceptance and delivery procedure at the delivery location.

----------

* INFORMATION INTENTIONALLY OMITTED; CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SUCH INFORMATION, AND SUCH INFORMATION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

IV.   Acceptance method

            1. The varieties, quantities, quality and packaging criteria set forth in this contract shall be taken as acceptance standard.

            2. An acceptance test shall be conducted with respect to the brand, quantity, type, specification by Party A within 15 days of delivery. Party A will be assumed no demurrer on the delivered product in the event no acceptance test is made within 10 working days of delivery, Otherwise the notice for demurrer shall be sent to Party B in writing within 10 days.

            3. The delivered product shall be further examined by relevant authorities in accordance with the quality standard set forth in this contract, in the event any dispute arises out of the acceptance.

V.    Risks on damages or lost of products

            1. The risks shall be assumed by Party B prior to delivery, and shall be transferred to Party A upon delivery.

VI. Any Party falls in default of performance due to wars, earthquakes, flood, fire or storm will not be liable for breach of contract. Such Party, however, should notify the counterparty forthwith for the details of force majeure through fax, and provide a notarial deed from the local notary through registered airmail within 15 days.

VII. It is agreed by both parties that any commercial secrets of one party acquired through execution and performance of this contract by the other may not be disclosed or unjustly used. Any party shall be liable for the damages arising from its disclosure or unjust use of such commercial secrets suffered by the other.

VIII. It is agreed that any further contracts between both parties (including without limitation agreements and memorandums) or the alteration and supplementation thereto shall be conducted in writing and deemed as inseparable part of this contract, since the execution hereof.

IX. Any disputes arising out of this contract shall be settled through negotiations by both parties, or submitted to Chengdu Arbitration Committee in the event no mutual consent could be achieved.

X. The date when the later party signs on this contract shall be taken as the execution date hereof. The execution place shall be High & New Technology Development Zone, Leshan, Sichuan.

XI. This Contract shall be executed in quadruplication. Each party will hold 2 copies with equal legal effect. This contract shall take effect upon execution by the two parties or their authorized representatives with respective common seal or contract seal.

Party A: Baoding Tianwei Yingli New Energy Resources Co., Ltd.

/s/ Liansheng Miao
------------------
Legal representative or authorized representative

October 19, 2007
----------------
Execution date

Party B: Sichuan Xinguang Silicon Science and Technology Co., Ltd.

/s/ Shaozhang Chen
------------------
Legal representative or authorized representative

October 6, 2007
---------------
Execution date

                             Supplemental Agreement

Buyer: Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Seller: Sichuan Xinguang Silicon Science and Technology Co., Ltd.

The Buyer and Seller, through friendly negotiation, agree as follows on October 29, 2007:

I. The purchase contract (contract number: XG-SALE (SI)-07-22), entered into by both parties on October 19, 2007, indicated in article 2(4):

"The product price of this contract shall remain unchanged, if the market price at consignment fluctuates within the scope from-5% to +5% to [-]*/kg; while the product price shall be determined through further negotiation, in the event the market price goes beyond the same scope."

To avoid any ambiguity of the original contract, both parties hereby agree, through friendly negotiation, to amend the above referenced article to read as follows:

"The product price of this contract shall remain unchanged, if the market price at consignment fluctuates within the scope from -5% to +5% to the price at execution of this contract; while the product price shall be determined through further negotiation, in the event the market price goes beyond the same scope"

II. The articles for providing 1,000 ton washing-free solar grade silicon in the purchase contract (contract number: "YLXG070418" and "the supplemental agreement" thereto), entered into by both parties on April 10, 2007, shall be superseded by the domestic sales contract for polycrystalline silicon (contract number: "XG-SALE (SI)-07-22") entered into on October 19, 2007 and this supplemental agreement.

Buyer: Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Representative: /s/Liansheng Miao
                ------------------
Title:
Address: 3055 Fuxingzhong Road, Baoding, Hebei


Seller: Sichuan Xinguang Silicon Science and Technology Co., Ltd.
Representative: /s/ Shaozhang Chen
                ------------------
Title:
Address: High & New Technology Development Zone, Leshan, Sichuan


----------

* INFORMATION INTENTIONALLY OMITTED; CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SUCH INFORMATION, AND SUCH INFORMATION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                Contract No.: XG-SALE (SI)-07-07

            Sichuan Xinguang Silicon Science and Technology Co., Ltd

               Domestic Sales Contract of Polycrystalline Silicon

Buyer (hereinafter referred to as Party A):
Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Address: 3055 Fuxingzhong Road, Baoding, Hebei

Party B (hereinafter referred to as Party B):
Sichuan Xinguang Silicon Science and Technology Co., Ltd.
Address: 2 Legao Avenue, High & New Technology Development Zone,
Leshan Municipal

Date of Execution: July 5, 2007

Party A and Party B hereby enter into this contract (this "Contract") through friendly negotiation in accordance with the Contract Law of People's Republic of China, in Leshan, Sichuan Province.

I. Product description, specification, quantity, unit price and total price:

Product Description      Trademark  Specification      Unit  Quantity          Unit Price (per kilogram)  Total Value
-------------------      ---------  -------------      ----  --------          -------------------------  -----------
Polycrystalline Silicon             Parameters:        kg    182 ton (to be    [-]*                       [-]* (to be calculated
                                    phosphorus               determined by                                on the basis of actual
                                    <=4.5 ppba               the quantity                                 quantity for consignment)
                                    Boron                    for consignment)
                                    <= 5.0 ppba

                                    90% washing free
                                    material; 10% non
                                    washing-free
                                    material
                                    Block:
                                    <=450mm

Total price(in words): [-]*

Notes: value-added tax included at a rate of 17% in the total price

II. Warranty for the product quality

----------
* INFORMATION INTENTIONALLY OMITTED; CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SUCH INFORMATION, AND SUCH INFORMATION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

      The product provided by the seller is warranted fully new, unused and produced by the seller. The quality of the product shall meet the sellers' Quality Inspection Criterion and the criterion of quality, specification and capability stipulated herein.

      The buyer shall be entitled to decline the goods in case of quality discrepancy, and also be entitled to reject the products if finding the product quality doesn't meet the requirements hereof after receipt.

III. Conditions and date for delivery:

      Party A shall pay 100% price of this agreement in advance. The products herein shall be sent out within 15 days after total price is paid into the bank account designated by Party B, and shall further be delivered to the location designated by Party A within 30 days thereafter.

      The implementation of this contract shall be commenced from the date of execution, and shall be completed within 9 months of the execution date.

IV. Transportation, packaging and location for delivery

      1. Party B shall be responsible for transporting products to the location stipulated herein at its own freight and insurance.

      2. Packaging criteria: to be determined by Party B, as well as satisfying the requirements herein for products.

      3. Location for delivery: plant area of Baoding Tianwei Yingli New Energy Resources Co., Ltd.

      4. Manner for delivery: Party B shall notify Party A for the consignment date and the prospective date of arrival at the stipulated location by 1-working-day prior notice. Party A and Party B or the entrusted transportation agent of Party B shall together complete the acceptance and delivery procedure at the delivery location.

V. Inspection prior to consignment

      1. The seller shall conduct examination prior to delivery with respect to the quality, specification and quantity of the product, and produce a report for products examination. The report shall include the quality criteria of the product, technical parameter and examination result.

      2. The seller shall provide the examination report at delivery, and both parties will do examination and approval on the quantity and package. The examination for internal quality shall be made by Party A after acceptance.

      3. Party A shall be entitled to inquire about and examine on the production, packaging, transportation, etc. under this contract.

VI. Acceptance method

      1. The product specification, original manufacturer, quantity, quality and packaging criteria shall be taken as the acceptance criteria. The examination report provided by the seller shall be deemed as part of the examination criteria.

      2. An acceptance test shall be conducted with respect to the brand, quantity, type, specification by Party A within 5 working days of delivery. Party A will be assumed no demurrer on the delivered product in the event no acceptance test is made within 5 working days of delivery.

      3. Acceptance method: sampling examination. Party A will be assumed no demurrer on the delivered product in the event no acceptance test is made within 5 working days of delivery. Otherwise the notice for demurrer shall be sent to Party B in writing within 5 working days.

      4. The delivered product shall be further examined by relevant authorities in accordance with the quality standard set forth in this contract, in the event any dispute arises out of the acceptance.

VII. Risk on damages and lost of products

      The risks shall be assumed by Party B prior to delivery, and shall be transferred to Party A upon delivery.

VIII. Settlement method and term

      1. Advance payment: The Bank shall be designated by the seller, and the seller shall inform the buyer for the name and number of the account in writing.

      2. In case of any changes with respect to the receiving bank, the account name or account number, the seller shall inform the buyer in writing three days prior to the expiration of payment term. The seller shall be responsible for any and all losses attributed to the default notice or false notice by Party A.

            The two parties agree to take the actual quantity at consignment for the basis of the final settlement for total price.

IX Disposal on discrepancy between contracted quantity and actual delivered quantity

      It is mutually agreed that the actual delivery quantity shall be the payable quantity for final settlement.

X Disposal on discrepancy between the prepayment by Party A and the actual balanced amount

      In case the advance payment is more than the actual amount, before receiving of written demurrer by the buyer, the seller may deem the extra amount of money as the advance payment of next purchase. (The purchase price shall be determined by next contract) The buyer shall send out written notification claiming for the extra payment, while the seller shall pay back the extra payment without interest to the buyer within 15 working days upon receipt of the notice.

      In case the advance payment is less than the actual amount, the buyer shall pay the remaining part within 5 working days after receiving the products. The buyer shall pay to the seller the amount of 0.03% of the unpaid amount daily after the date of expiration if the buyer fails to pay on schedule.

XI The buyer shall provide the seller with the feedback report with respect to the overseas use and relevant parameters of polishing

XII Force Majeure

      Any Party falls in default of performance due to wars, earthquakes, flood, fire or storm will not be liable for breach of contract. Such Party, however, should notify the counterparty forthwith for the details of force majeure through fax, and provide a notarial deed from the local notary through registered airmail within 10 days.

      Both parties shall make full endeavor to implement the contract.

XIII It is mutually agreed that in the course of concluding a contract, any party shall be liable for the damages incurred to the other by the following conductions:

      1. negotiating in bad faith under the pretext of concluding a contract:

      2. intentionally concealing a material fact relating to the conclusion of the contract or supplying false information:

      3. any other activities which violates the principle of good faith.

XIV It is agreed by both parties that any commercial secrets of one party acquired through execution and performance of this contract by the other may not be disclosed or unjustly used. Any party shall be liable for the damages arising out its disclosure or unjust use of such commercial secrets suffered by the other.

XV Any disputes arising out of this contract shall be settled through negotiations by both parties, or submitted to Chengdu Arbitration Committee in the event no mutual consent could be achieved.

XVI The original copy of this contract shall not be altered. Any delete or amendment shall lead to cancellation of the contract. In case of delete or amendment, only the original copy which has not been altered shall be effective.


XVII It is agreed that any further contracts between both parties (including without limitation agreements and memorandums) or the alteration and supplementation thereto shall be conducted in writing and deemed as inseparable part of this contract, since the execution hereof.

XVIII The execution location of this contract shall be Leshan, Sichuan
Province.

XIX The date when the later party signs on this contract shall be taken as the execution date.

XX This Contract shall be executed in 6 copies. Each party will hold 3 copies with equal legal effect. This contract shall take effect upon execution by the two parties or their authorized representatives with respective common seal or contract seal.


XXI Both parities may sign and seal the contract once agreement has been achieved. In order to improve the efficiency, the party completing signing and sealing may fax the contract to the other party, and after the other party finishes the procedure, the contract takes into effect.

      The party which signs first shall mail 4 original copies to the other party, the other party shall keep 3 copies and mail the other three copies and the first mutually recognized copy back to the first party.

      Any party shall inform the other party in writing in case of changes of address or telephone number. Notice sent out by a party to the other party at the address set forth below shall be deemed to be validly sent absent any notice of change of address from the other party.

Purchaser:     Baoding Tianwei Yingli New
               Energy Resources Co., Ltd.

Address:       3055 Fuxingzhong Road,
               Baoding, Hebei

Post code:

Telephone:     0312-8929874

Fax:           0312-8929800

Seller:        Sichuan Xinguang Silicon
               Science and Technology
               Co., Ltd.

Address:       No. 2 Legao Avenue,
               Leshan
               High & New Technology
               Development
               Zone, Leshan Municipal

Post code:     614000

Telephone:     0833-2595387

Fax:           0833-2596408

Party A:       Baoding Tianwei Yingli      Party B:     Sichuan Xinguang
               New Energy Resources                     Silicon Science and
               Co., Ltd. (Seal)                         Technology Co., Ltd. (Seal)
Legal          /s/ Liansheng Miao          Legal        /s/ Shaozhang Chen
representative:                            representative:

Date: September 5, 2007                    Date: July 2, 2007